GLOBAL X MSCI CHINA INDUSTRIALS ETF (CHII)
GLOBAL X MSCI CHINA COMMUNICATION SERVICES ETF (CHIC)
GLOBAL X MSCI CHINA FINANCIALS ETF (CHIX)
GLOBAL X MSCI CHINA ENERGY ETF (CHIE)
GLOBAL X MSCI CHINA MATERIALS ETF (CHIM)
GLOBAL X MSCI NEXT EMERGING & FRONTIER ETF (EMFM)
GLOBAL X MSCI PORTUGAL ETF (PGAL)
GLOBAL X MSCI PAKISTAN ETF (PAK)
GLOBAL X MSCI CHINA CONSUMER STAPLES ETF (CHIS)
GLOBAL X MSCI CHINA HEALTH CARE ETF (CHIH)
GLOBAL X MSCI CHINA INFORMATION TECHNOLOGY ETF (CHIK)
GLOBAL X MSCI CHINA UTILITIES ETF (CHIU)
GLOBAL X MSCI CHINA REAL ESTATE ETF (CHIR)

each a series of the
Global X Funds (the "Trust")

Supplement dated January 19, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information for the above series of the Trust, each dated March 1, 2023, as may be further supplemented

The Board of Trustees (“Board”) of the Global X Funds, based upon the recommendation of Global X Management Company LLC (“Adviser”), the Trust’s adviser, on January 19, 2024, determined to liquidate and terminate the Global X MSCI China Industrials ETF, Global X MSCI China Communication Services ETF, Global X MSCI China Financials ETF, Global X MSCI China Energy ETF, Global X MSCI China Materials ETF, Global X MSCI Next Emerging & Frontier ETF, Global X MSCI Portugal ETF, Global X MSCI Pakistan ETF, Global X MSCI China Consumer Staples ETF, Global X MSCI China Health Care ETF, Global X MSCI China Information Technology ETF, Global X MSCI China Utilities ETF and the Global X MSCI China Real Estate ETF (each a “Fund” and together, the “Funds”). Due to each Fund’s assets remaining quite small and the expectation that the assets of each Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of each Fund and its shareholders for each Fund’s business and operations not to continue. After considering all the information presented to the Board, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate each Fund. As of the close of regular trading on NYSE Arca Inc. ("NYSE Arca") on February 16, 2024 (“Closing Date”), the shares of each Fund will cease trading on the NYSE Arca and will be closed to purchases by investors. In order to facilitate orderly capital markets activity, each Fund anticipates permitting purchases and redemptions of creation units in the Fund until it is delisted from the exchange.

Shareholders may sell their holdings in the Funds prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, each Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in each Fund increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about February 23, 2024, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of each Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Funds at 1-888-493-8631.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE